SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported):  October 15, 2002



                            AMERICAN CONSUMERS, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)



          Georgia                  0-5815                58-1033765
     -----------------          ------------         -------------------
      (State or other           (Commission           (I.R.S. Employer
        jurisdiction            File Number)         Identification No.)
     of incorporation)



55 Hannah Way, Rossville, Georgia                           30741
---------------------------------                           -----
(Address of principal executive offices)                  (zip code)


Registrant's telephone number, including area code: (706) 861-3347



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

The following Exhibits are furnished pursuant to Item 9 of this Report:

Exhibit No.    Description
----------     -----------

   99.1 CEO Certification for First Quarter Form 10-Q, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sabanes-Oxley Act of 2002

   99.2 CFO Certification for First Quarter Form 10-Q, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

ITEM 9.  REGULATION FD DISCLOSURE

On October 15, 2002, each of the Chief Executive Officer, Michael A. Richardson, and Chief Financial Officer, Paul R. Cook, of American Consumers, Inc. submitted to the Securities and Exchange Commission sworn statements pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, pertaining to the Company's Quarterly Report on Form 10-Q for the period ended August 31, 2002. Copies of each of these statements are being furnished herewith as exhibits pursuant to Item 9 of this Report.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 15, 2002            AMERICAN CONSUMERS, INC.


                                   By:  /s/ Michael A. Richardson
                                      -------------------------------
                                      Michael A. Richardson
                                      Chief Executive Officer

                                   By:  /s/ Paul R. Cook
                                      -------------------------------
                                      Paul R. Cook
                                      Chief Financial Officer


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